UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  July 2, 2008

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION INCLUDED IN THE REPORT
Item 8.01 Other Events
SIGNATURE

INFORMATION INCLUDED IN THE REPORT

Item 8.01 Other Events
On July 2, 2008, Mark Burns was appointed as the new President of ENSCO Offshore International Company, a subsidiary of ENSCO International Incorporated. Mr. Burns replaces Paul Mars, a Named Executive Officer, whose retirement effective July 2, 2008 was previously announced.

Mark Burns, 51, joined the ENSCO organization on June 2, 2008. Prior to joining ENSCO, Mr. Burns was Vice President & Division Manager of Noble Drilling (U.S.) Inc., responsible for management of Noble's offshore units located in the U.S. Gulf of Mexico. He also has held various management positions with Noble including Division Manager - UK and Norway. Mr. Burns holds a Bachelor of Arts Degree in Business and Political Science from Sam Houston State University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: July 8, 2008	/s/ CARY A. MOOMJIAN, JR. Cary A. Moomjian, Jr. Vice President, General Counsel and Secretary